ASPIRATION FUNDS
Aspiration Flagship Fund
Aspiration Redwood Fund

Supplement to the
Statement of Additional Information

May 18, 2018
This supplement to the Statement of Additional Information dated January 28, 2018 for the Aspiration Flagship Fund and Aspiration Redwood Fund (the "Funds"), each a series of Aspiration Funds (the "Trust"), updates the information described below. For further information, please contact the Funds toll-free at 1-800-683-8529. You may obtain copies of the Statement of Additional Information, free of charge, by visiting the Funds' website at www.aspiration.com or calling the Funds toll-free at the number above.
On May 1, 2018, following the recommendation of the Nominating and Governance Committee, the Board of Trustees elected Charles W. Daggs to serve as an Independent Trustee of the Trust. On that same day, Thomas L. Soto also resigned as an Independent Trustee of the Trust. This supplement is to reflect these changes by updating the chart titled "The Board of Trustees" on pages 25-26 of the Statement of Additional Information. The sections of the table headed, "Independent Trustees" and "Interested Trustees" are replaced in their entirety with the following:
Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Charles W. Daggs (1947) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 05/2018	Currently retired; previously Executive Vice President of Wealth Management Group at Wells Fargo from 2013 – 2015; Vice Chairman of KIPP Bay Area Schools from 2013 – 2015.	2	Board Chair Member of KIPP Bay Area Schools; Trustee of the University of Maryland serving on the Finance & Investment Committee as well as the Capital Campaign Committee.
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013; Lobbyist for Ek & Ek, LLC (Public Affairs Consulting) from 2012 – 2013; Senior Vice President at MWW Group, Inc. (Public Affairs Consulting) from 2008 – 2012.	2	None.
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) since 2005.	2	The Giving Back Fund; Prime Access Capital.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
Andrei Cherny (1975) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee, Principal Executive Officer and President	Trustee since 08/2017; President since 2/2014	Chief Executive Officer of Aspiration Partners, LLC since 2013; Investor since 2009; previously, Managing Director and Senior Analyst for Burston-Marsteller (Public Relations and Communications) from 2011 – 2013.	2	Board Member and President for Democracy: a Journal of Ideas.
Alexandra Horigan (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 08/2017	Vice President of Operations of Aspiration Partners, Inc. since 2012.	2	None.
Other Officers
Ashley E. Harris (1984) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer, Principal Financial Officer and Assistant Secretary of the Trust	Since 12/2014	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Alyssa Garie (1984) 480 East Swedesford Rd Wayne, PA 19087	Chief Compliance Officer	Since 12/2017	Vice President of Cipperman Compliance Services since 2014; Senior Associate at Mondrian Investment Partners (U.S.) Inc. from 2008 – 2013.	n/a	n/a

Investors Should Retain This Supplement for Future Reference